SCUDDER
                                                                     INVESTMENTS


Scudder YieldWise Government Money Fund

Supplement to the currently effective Prospectus

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The following change is being made to the section entitled "The Fund's Main
Investment Strategy".

The following replaces the first paragraph:

The fund pursues its goal by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes in:

o        short-term securities that are issued or guaranteed by the U.S.
         government or its agencies or instrumentalities

o        repurchase agreements backed by these securities










September 20, 2002